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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) March 30, 2004
                                                         --------------

                          CONNECTICUT BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   0-28389                   06-1564613
      --------                   --------                  ----------
(State or other jurisdiction   (Commission               (IRS Employer
of incorporation or             File Number)              Identification No.)
organization)

                 923 Main Street, Manchester, Connecticut 06040
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 646-1700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.
         ------------

     On March 30, 2004, Connecticut Bancshares, Inc. (the "Company") issued a press release announcing that at a special meeting of shareholders, the Company's shareholders approved the pending merger with NewAlliance Bancshares, Inc., New Haven, Connecticut.

     A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated March 30, 2004.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONNECTICUT BANCSHARES, INC.



Dated: March 30, 2004                     By: /s/ Michael J. Hartl
                                              ------------------------------
                                              Michael J. Hartl
                                              Senior Vice President and Chief
                                              Financial Officer